American Skandia Advisor Funds, Inc.
      Supplement dated April 20, 1999 to the Prospectus dated March 1, 1999


         American Skandia Advisor Funds, Inc. (the "Company") has adopted a Supplemental Distribution Plan and American Skandia Master Trust (the "Trust") has adopted a Distribution Plan. Accordingly, the Prospectus is amended by inserting the following new paragraph at the end of the section of the Prospectus entitled "How to Buy Shares - Distribution Plans" (on page 53):

          Subject to shareholder approval, the Company also has adopted a Supplemental Distribution Plan and the Trust has adopted a Distribution Plan (the "Supplemental Plans") to permit the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds and Portfolios, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plans, transactions for the purchase and sale of securities for a Fund or Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to the Distributor for "introducing" transactions to the clearing broker. In turn, the Distributor will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. No Fund or Portfolio will pay any new fees or charges resulting from the Supplemental Plans, nor is it expected that the brokerage commissions paid by a Fund or Portfolio will increase as the result of implementation of the Supplemental Plans.


         The Company, the Trust, and American Skandia Investment Services, Incorporated ("ASISI") have filed an application with the Securities and Exchange Commission for an order to permit ASISI to change sub-advisors for a Fund or Portfolio in the future, and to permit ASISI to enter into new sub-advisory agreements, without obtaining shareholder approval. Accordingly, the Prospectus is amended by inserting the following new paragraph at the end of the section of the Prospectus entitled "Management of the Funds - The Investment Manager" (on page 59):

         The Company, the Trust, and ASISI have filed with the Securities and Exchange Commission an application for an order which, if granted, would permit ASISI to change Sub-advisors for a Fund or Portfolio in the future, and to permit ASISI to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-advisor change would continue to be subject to approval by the Board of Directors of the Company or the Board of Trustees of the Trust, as appropriate. This order (which likely will be similar in its conditions to orders previously granted to other investment companies that are organized in a similar manner as the Company and the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by ASISI and the Directors of the Company and the Trustees of the Trust